SELECTED STATEMENTS OF OPERATIONS DATA (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 ILS
Income:
Interest on short-term bank deposits	$ 42	$ 21	$ 15
Interest on long-term loans to affiliate	21	67
Foreign currency transaction adjustments	922	138
Other			14
Total financial income	985	226	29
Expenses:
Bank charges and interest expenses	1,335	1,631	1,620
Foreign currency transaction adjustments	652	171	93
Interest on long-term loans to others	39	24	64
Interest on debenture			31
Other	36	28
Total financial expenses	2,062	1,854	1,808
Financial expenses, net	(1,077)	(1,628)	(1,779)
Other expenses, net:
Capital loss (gain)		5	(33)
Profit raise from gaining control in subsidiary previously accounted for by the equity method	(3,299)
Loss from sale of subsidiaries		248	110	393
Total other income (expense)	$ (3,299)	$ 5	$ 77